UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 26, 2025
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On June 26, 2025, R. Martel Day tendered his resignation from his position as a member of the Board of Directors (the “Board”) of JLL Income Property Trust, Inc. (the “Company”), effective as of June 26, 2025. Mr. Day’s resignation was not due to any disagreement with the Company, LaSalle Investment Management, Inc. (“LaSalle”) or any of their affiliates.

Election of Director

On June 26, 2025, the Board elected Mark Denien to the Board to serve as a director and to fill the vacancy created by Mr. Day’s resignation, effective as of June 26, 2025. Biographical information for Mr. Denien is set forth below.

Mark Denien has over 30 years of financial experience in the real estate industry, having served multiple executive roles from 2005 to October 2022 at Duke Realty Corporation (“Duke Realty”), a publicly traded REIT in the S&P 500, prior to its recent merger with Prologis, Inc. (“Prologis”) in 2022. Mr. Denien most recently served as Executive Vice President, Chief Financial Officer of Duke Realty, a role he held since 2013. As Chief Financial Officer, Mr. Denien oversaw all financial functions for the company, including capital markets, accounting, taxation, investor relations, treasury, and information technology. Mr. Denien is also a Certified Public Accountant, and prior to joining Duke Realty, he was an audit and advisory partner for KPMG, LLP (“KPMG”), focused on the real estate and construction industries. He began his career with KPMG in 1989. Mr. Denien has been a Trustee of Acadia Realty Trust since October 2022 and is the Chair of the Audit Committee and a member of the Compensation Committee. Mr. Denien has been a member of the Board of Directors of Sun Communities, Inc. since May 2025 and is a member of the Audit Committee. Mr. Denien is currently a member of the Board of Directors of Goodwill Industries of Central and Southern Indiana. He is also an Advisory Board Member of the Indiana University Center for Real Estate Studies and a member of the investment committee for the University’s real estate private equity fund. In addition, Mr. Denien is a real estate and finance guest lecturer at Indiana University.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
24.1	Power of Attorney for Mark Denien

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: June 30, 2025

EXHIBIT INDEX

Exhibit Number	Description
24.1	Power of Attorney for Mark Denien